HOMESTREET, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
Overview

On June 24, 2019, HomeStreet Bank (the "Bank"), a wholly-owned subsidiary of HomeStreet Inc., Inc. (the "Company"), completed the previously announced sale of certain assets under the Purchase and Assumption Agreement dated as of April 4, 2019 (the "Purchase Agreement"), by and between the Bank and Homebridge Financial Services, Inc. ("Homebridge").

Under the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") on April 4, 2019, the Bank agreed to sell and the Purchaser agreed to purchase substantially all of the assets related to up to 50 stand-alone, satellite and fulfillment offices related to the Bank's home loan center-based single family mortgage origination operations and offered to hire a significant portion of the related personnel who were currently employed in that portion of the Bank's business (the "Asset Sale"). Homebridge agreed to a purchase price comprised of the net book value of the acquired assets, of approximately $4.9 million, plus a premium of $1.0 million, which was reduced by $1.5 million for reimbursement by HomeStreet of certain transaction expenses incurred by Homebridge, as well as the assumption of certain home loan center and fulfillment office lease obligations. In the event Homebridge realizes a certain level of loan originations for the twelve months following the closing of the Asset Sale, HomeStreet will be entitled to an additional payment of up to $750 thousand at that time.

The Bank ultimately sold 47 of these offices and transferred 464 related personnel to Homebridge. The final asset transfer occurred on June 24, 2019. The four remaining home loan centers not sold to Homebridge were closed in June 2019 and no mortgage centers remain.

On March 29, 2019, the Bank successfully sold and settled two sales of the rights to service $14.26 billion in total unpaid principal balance ("Servicing Sale") of single family mortgage loans serviced for Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Government National Mortgage Association ("Ginnie Mae"), representing approximately 71% of HomeStreet's total single family mortgage loans serviced for others portfolio as of December 31, 2018. The sale resulted in a $774 thousand pre-tax increase in income from discontinued operations during the first quarter and a $2.0 million pre-tax decrease in income from discontinued operations during the second quarter. The Bank finalized the servicing transfer for some of these loans in the second quarter of 2019, and will finalize the remainder in the third quarter of 2019, and is subservicing these loans until the transfer dates. The Asset Sale and Servicing Sales are collectively referred to as the "Transactions".

Basis of Presentation

The following unaudited pro forma consolidated financial information reflects adjustments to the Company's historical financial results as reported under U.S. Generally Accepted Accounting Principles ("GAAP") in connection with the Transactions. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2018 has been prepared with the assumption that the Transactions were completed and sold as of January 1, 2018. The unaudited pro forma consolidated statement of financial condition as of March 31, 2019 has been prepared with the assumption that the Transactions were completed and sold as of that date.

The unaudited pro forma consolidated financial information do not purport to be indicative of the results of operations or the financial condition which would have actually resulted if the Transactions had been completed on the dates indicated and do not purport to indicate the results of future operations.

The historical financial statements have been adjusted in the unaudited pro forma financial information to give effect to pro forma events that are: (i) directly attributable to the discontinued operation; and (ii) factually supportable.

The unaudited pro forma financial statements: (i) adjust for certain assets and liabilities that either are being reallocated between continuing and discontinued operations or that are required to be settled as required by the related agreements; and (ii) includes adjustments to allocate income tax expense between continuing and discontinued operations.

The Consolidated column in the unaudited pro forma statement of financial condition and in the unaudited pro forma statements of operations reflect the Company's historical financial statements for the periods presented and do not reflect any adjustments related to the Transactions. Assumptions and estimates underlying the Pro Forma Adjustments column are described in the accompanying notes.

The unaudited pro forma financial information has been prepared by the Company based upon assumptions deemed appropriate by the Company's management and are based upon information and assumptions available at the time of filing the Company's Current Report on Form 8-K A filed with the SEC on August 7, 2019. An explanation of certain assumptions is set forth in the notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X. The following unaudited pro forma financial information should be read in conjunction with: (i) the accompanying notes to the unaudited pro forma financial information; and (ii) the audited consolidated financial statements of the Company which were included in the Company's annual report on Form 10-K filed with the SEC on March 6, 2019 and the Company's unaudited quarterly report on Form 10-Q filed with the SEC on May 10, 2019.

HomeStreet, Inc.
Unaudited Pro Forma Consolidated Statement of Financial Condition
As of March 31, 2019

(in thousands)	Consolidated	Discontinued Operations	Continuing Operations	Pro Forma Adjustments		Pro Forma Continuing Operations
Assets:
Cash and cash equivalents	$67,690	$—	$67,690	$(2,811)	(1)	$64,879
Investment securities	816,878	—	816,878	—		816,878
Loans held for sale	364,478	307,550	56,928	—		56,928
Loans held for investment, net	5,345,969	—	5,345,969	—		5,345,969
Mortgage servicing rights	95,942	—	95,942	—		95,942
Other real estate owned	838	—	838	—		838
Federal Home Loan Bank stock, at cost	32,533	—	32,533	—		32,533
Premises and equipment, net	90,926	5,291	85,635	—		85,635
Lease right-of-use assets	115,546	2,463	113,083	—		113,083
Goodwill	29,857	—	29,857	—		29,857
Other assets	210,748	41,480	169,268	—		169,268
Total assets	$7,171,405	$356,784	$6,814,621	$(2,811)		$6,811,810
Liabilities:
Deposits	$5,397,434	$219,100	$5,178,334	$—		$5,178,334
Federal Home Loan Bank advances	599,590	—	599,590	(111,625)	(2)	487,965
Accounts payable and other liabilities	141,820	15,274	126,546	—		126,546
Federal funds purchased and securities sold under agreements to repurchase	27,000	—	27,000	—		27,000
Long-term debt	125,509	—	125,509	—		125,509
Lease liabilities	133,021	2,800	130,221	—		130,221
Inter-segment borrowings	—	119,610	(119,610)	119,610	(3)	—
Total liabilities	6,424,374	356,784	6,067,590	7,985		6,075,575
Shareholders' equity:
Preferred stock, no par value
Authorized 10,000 shares	—	—	—	—		—
Common stock, no par value
Authorized 160,000,000 shares	511	—	511	—		511
Additional paid-in capital	342,049	—	342,049	—		342,049
Retained earnings	411,826	—	411,826	(10,796)	(4)	401,030
Accumulated other comprehensive loss	(7,355)	—	(7,355)	—		(7,355)
Total shareholders' equity	747,031	—	747,031	(10,796)		736,235
Total liabilities and shareholders' equity	$7,171,405	$356,784	$6,814,621	$(2,811)		$6,811,810

HomeStreet, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2019

(in thousands, except share data)	Consolidated	Discontinued Operations	Continuing Operations	Pro Forma Adjustments		Pro Forma Continuing Operations
Interest income:
Loans	$66,166	$3,235	$62,931	$—		$62,931
Investment securities	5,564	—	5,564	—		5,564
Other	209	21	188	—		188
	71,939	3,256	68,683	—		68,683
Interest expense:
Deposits	14,312	—	14,312	—		14,312
Federal Home Loan Bank advances	5,614	972	4,642	(740)	(5)	3,902
Federal funds purchased and securities sold under agreements to repurchase	304	—	304	—		304
Long-term debt	1,744	—	1,744	—		1,744
Other	263	139	124	—		124
	22,237	1,111	21,126	(740)		20,386
Net interest income	49,702	2,145	47,557	740		48,297
Provision for credit losses	1,500	—	1,500	—		1,500
Net interest income after provision for credit losses	48,202	2,145	46,057	740		46,797
Noninterest income:
Net gain on mortgage loan origination and sale activities	38,095	35,488	2,607	—		2,607
Loan servicing income	4,629	3,586	1,043	—		1,043
Income from Windermere Mortgage Services Series, LLC	57	57	—	—		—
Depositor and other retail banking fees	1,750	5	1,745	—		1,745
Insurance agency commissions	625	—	625	—		625
Loss on sale of investment securities available for sale	(247)	—	(247)	—		(247)
Other	2,452	133	2,319	—		2,319
	47,361	39,269	8,092	—		8,092
Noninterest expense:
Salaries and related costs	55,317	30,038	25,279	(2,740)	(6)	22,539
General and administrative	12,184	4,002	8,182	—		8,182
Amortization of core deposit intangibles	333	—	333	—		333
Legal	532	736	(204)	—		(204)
Consulting	1,944	536	1,408	—		1,408
Federal Deposit Insurance Corporation assessments	864	43	821	—		821
Occupancy	18,545	13,577	4,968	(296)	(7)	4,672
Information services	8,784	1,696	7,088	—		7,088
Net benefit from operation and sale of other real estate owned	(29)	—	(29)	—		(29)
Gain on disposal	(774)	(774)	—	—		—
	97,700	49,854	47,846	(3,036)		44,810
(Loss) income before income taxes	(2,137)	(8,440)	6,303	3,776		10,079
Income tax (benefit) expense	(422)	(1,667)	1,245	793	(8)	2,038
NET (LOSS) INCOME	$(1,715)	$(6,773)	$5,058	$2,983		$8,041

Earnings per common share
Basic	$(0.06)	$(0.25)	$0.19			$0.30
Diluted	$(0.06)	$(0.25)	$0.19			$0.30
Weighted average number of shares outstanding
Basic	27,021,507	27,021,507	27,021,507			27,021,507
Diluted	27,185,175	27,185,175	27,185,175			27,185,175

HomeStreet, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2018

(in thousands, except share data)	Consolidated	Discontinued Operations	Continuing Operations	Pro Forma Adjustments		Pro Forma Continuing Operations
Interest income:
Loans	$247,126	$18,776	$228,350	$—		$228,350
Investment securities	22,645	—	22,645	—		22,645
Other	931	464	467	—		467
	270,702	19,240	251,462	—		251,462
Interest expense:
Deposits	41,995	—	41,995	—		41,995
Federal Home Loan Bank advances	18,501	6,127	12,374	(2,958)	(5)	9,416
Federal funds purchased and securities sold under agreements to repurchase	298	—	298	—		298
Long-term debt	6,647	—	6,647	—		6,647
Other	782	597	185	—		185
	68,223	6,724	61,499	(2,958)		58,541
Net interest income	202,479	12,516	189,963	2,958		192,921
Provision for credit losses	3,000	—	3,000	—		3,000
Net interest income after provision for credit losses	199,479	12,516	186,963	2,958		189,921
Noninterest income:
Net gain on mortgage loan origination and sale activities	186,249	174,383	11,866	—		11,866
Loan servicing income	28,724	25,053	3,671	—		3,671
Income from Windermere Mortgage Services Series, LLC	160	160	—	—		—
Depositor and other retail banking fees	8,047	28	8,019	—		8,019
Insurance agency commissions	2,193	—	2,193	—		2,193
Gain on sale of investment securities available for sale	235	—	235	—		235
Other	11,351	802	10,549	—		10,549
	236,959	200,426	36,533	—		36,533
Noninterest expense:
Salaries and related costs	250,798	145,756	105,042	(10,684)	(6)	94,358
General and administrative	53,753	20,821	32,932	—		32,932
Amortization of core deposit intangibles	1,625	—	1,625	—		1,625
Legal	3,931	558	3,373	—		3,373
Consulting	3,071	602	2,469	—		2,469
Federal Deposit Insurance Corporation assessments	4,091	283	3,808	—		3,808
Occupancy	38,304	20,201	18,103	(471)	(7)	17,632
Information services	35,139	7,111	28,028	—		28,028
Net benefit from operation and sale of other real estate owned	(139)	—	(139)	—		(139)
	390,573	195,332	195,241	(11,155)		184,086
Income before income taxes	45,865	17,610	28,255	14,113		42,368
Income tax expense	5,838	4,072	1,766	2,964	(8)	4,730
NET INCOME	$40,027	$13,538	$26,489	$11,149		$37,638

Earnings per common share
Basic	$1.48					$1.40
Diluted	$1.47					$1.39
Weighted average number of shares outstanding
Basic	26,970,916					26,970,916
Diluted	27,168,135					27,168,135

HomeStreet, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2017

(in thousands, except share data)	Consolidated	Discontinued Operations	Continuing Operations
Interest income:
Loans	$215,363	$25,018	$190,345
Investment securities	21,753	—	21,753
Other	567	345	222
	237,683	25,363	212,320
Interest expense:
Deposits	23,912	—	23,912
Federal Home Loan Bank advances	12,589	4,965	7,624
Federal funds purchased and securities sold under agreements to repurchase	5	—	5
Long-term debt	6,067	—	6,067
Other	672	501	171
	43,245	5,466	37,779
Net interest income	194,438	19,897	174,541
Provision for credit losses	750	—	750
Net interest income after provision for credit losses	193,688	19,897	173,791
Noninterest income:
Net gain on mortgage loan origination and sale activities	255,876	235,850	20,026
Loan servicing income	35,384	32,053	3,331
Income from Windermere Mortgage Services Series, LLC	598	598	—
Depositor and other retail banking fees	7,221	26	7,195
Insurance agency commissions	1,904	—	1,904
Gain on sale of investment securities available for sale	489	—	489
Other	10,682	1,030	9,652
	312,154	269,557	42,597
Noninterest expense:
Salaries and related costs	293,870	192,079	101,791
General and administrative	65,036	27,254	37,782
Amortization of core deposit intangibles	1,710	—	1,710
Legal	1,410	107	1,303
Consulting	3,467	785	2,682
Federal Deposit Insurance Corporation assessments	3,279	281	2,998
Occupancy	38,268	21,287	16,981
Information services	33,143	7,246	25,897
Net benefit from operation and sale of other real estate owned	(530)	—	(530)
	439,653	249,039	190,614
Income before income taxes	66,189	40,415	25,774
Income tax (benefit) expense *	(2,757)	12,559	(15,316)
NET INCOME	$68,946	$27,856	$41,090

Earnings per common share
Basic	$2.57		$1.53
Diluted	$2.54		$1.52
Weighted average number of shares outstanding
Basic	26,864,657		26,864,657
Diluted	27,092,019		27,092,019
* The income tax benefit we received from the 2017 Tax Reform Act is all allocated to continuing operations.

HomeStreet, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2016

(in thousands, except share data)	Consolidated	Discontinued Operations	Continuing Operations
Interest income:
Loans	$190,667	$26,764	$163,903
Investment securities	18,394	—	18,394
Other	476	—	476
	209,537	26,764	182,773
Interest expense:
Deposits	19,009	—	19,009
Federal Home Loan Bank advances	6,030	381	5,649
Federal funds purchased and securities sold under agreements to repurchase	4	—	4
Long-term debt	4,043	—	4,043
Other	402	349	53
	29,488	730	28,758
Net interest income	180,049	26,034	154,015
Provision for credit losses	4,100	—	4,100
Net interest income after provision for credit losses	175,949	26,034	149,915
Noninterest income:
Net gain on mortgage loan origination and sale activities	307,313	290,442	16,871
Loan servicing income	33,059	30,080	2,979
Income from Windermere Mortgage Services Series, LLC	2,333	2,333	—
Depositor and other retail banking fees	6,790	27	6,763
Insurance agency commissions	1,619	—	1,619
Gain on sale of investment securities available for sale	2,539	—	2,539
Other	5,497	585	4,912
	359,150	323,467	35,683
Noninterest expense:
Salaries and related costs	303,354	210,351	93,003
General and administrative	63,206	29,785	33,421
Amortization of core deposit intangibles	2,166	—	2,166
Legal	1,867	527	1,340
Consulting	4,958	1,364	3,594
Federal Deposit Insurance Corporation assessments	3,414	326	3,088
Occupancy	30,530	15,493	15,037
Information services	33,063	8,447	24,616
Net cost from operation and sale of other real estate owned	1,764	—	1,764
	444,322	266,293	178,029
Income before income taxes	90,777	83,208	7,569
Income tax expense	32,626	29,905	2,721
NET INCOME	$58,151	$53,303	$4,848

Earnings per common share
Basic	$2.36		$0.20
Diluted	$2.34		$0.20
Weighted average number of shares outstanding
Basic	24,615,990		24,615,990
Diluted	24,843,683		24,843,683

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The pro forma adjustments are based on preliminary estimates and assumptions by management that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial information.

(1) Pro forma adjustment represents the estimated net cash proceeds from the Transactions.

(in thousands)	Three Months Ended June 30, 2019
Proceeds from MSR sales	$—
Proceeds from asset sales	3,461
Compensation expense related to the Transactions	(2,675)
Other transaction costs	(3,597)
Net cash received (paid)	$(2,811)

(2) These Transactions would allow management to reduce funding via lower advances from the Federal Home Loan Bank.
(3) Inter-segment borrowings are eliminated at the consolidated level.
(4) Pro forma adjustment represents the estimated net loss on disposal. The estimated pre-tax loss is not included in the pro forma consolidated statement of operations for the quarter ended March 31, 2019 as it represents a non-recurring item that results directly from the Transactions.

(in thousands)	Three Months Ended June 30, 2019
Net cash received (paid)	$(2,811)
Book value of certain assets sold	(4,038)
Book value of MSR sold	—
Non-cash charges	(3,947)
Net loss on disposal	$(10,796)

(5) Pro forma adjustment represents the estimated reduction of interest expense that the Company would have realized from lower advances from the Federal Home Loan Bank to support the former Mortgage Banking segment’s business activities.
(6) Pro forma adjustment represents the estimated corporate support cost savings from salaries and benefits that the Company will realize as a result of the Transactions.
(7) Pro forma adjustment represents the estimated corporate support cost savings from occupancy-related costs that the Company will realize as a result of the Transactions.
(8) Tax rate applied to the pro forma adjustments was the Company’s federal statutory tax rate for the period.